EXHIBIT 10.1


                              ACQUISITION AGREEMENT


                  THIS ACQUISITION AGREEMENT, dated as of 19th day of November 2003 (this "Agreement"), is entered into by and between China World Trade Corporation, a Nevada corporation (the "Company"), and Chi Hung Tsang (the "Vendor").

                              W I T N E S S E T H:

                  WHEREAS, the Company and the Vendor are executing and delivering this Agreement in reliance upon the exemptions from registration provided by Regulation D ("Regulation D") promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and/or Section 4(2) of the Securities Act;

                  WHEREAS, the Vendor is the owner of 21st floor to 23rd floor of Goldlion Digital Network Center, 138 Tiyu Road East, Tianhe, Guangzhou 510620, The People's Republic of China (the "Premises");

                  WHEREAS, the Vendor wishes to surrender to the Company the after tax rental income of the Premises for a five-year period commencing 1st day of December 2003 and ending 30th day of November 2008 (the "Consideration") in exchange for 3,000,000 newly issued shares (the "Company Shares") of common stock of the Company, each with par value of US$ 0.001 (the "Common Stock"), and a two year warrant to purchase up to 6,000,000 shares of the Common Stock at an exercise price of US$0.75 per share upon the terms and conditions of this Agreement (the "Warrants", hereinafter the Company Shares, the Warrants and the Common Stock issuable upon exercise of the Warrants, all of such securities, collectively are referred to as the "Securities"), the number of shares of the Common Stock covered under the Warrants may be adjusted from time to time pursuant to the terms of the Warrants, which Warrants shall be in the form to be agreed upon by the parties.

                  WHEREAS, the Warrants may be exercised for the purchase of Common Stock on the terms set forth therein.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


1. AGREEMENT TO EXCHANGE; CLOSING

     a. EXCHANGE OF THE COMPANY SHARES AND WARRANTS. Subject to the terms and conditions set forth herein and in consideration of the receipt of the Consideration, the Company hereby agrees to issue to, and exchange with, the Vendor, and the Vendor hereby agrees to receive from the Company, the Company Shares and the Warrants at the Closing (as such term is defined in Section 1.b. hereof) and the parties intend that the Common Stock shall be valued at the closing bid price on the 19th day of November 2003 of US$ 0.60 per share. At the time of the exchange, it is agreed that the estimated present value of the Consideration shall be approximately equal to US$ 1,800,000 (as stipulated in Schedule1)

     b. CLOSING. The closing (the "Closing") of the issuance and exchange of the Company Shares will take place at the offices of the Company on December 1, 2003, or at such other place and time as mutually agreed by the Vendor and the Company. The date of the Closing is referred to herein as a "Closing Date." At the Closing, the Company will deliver to the Vendor the share certificates representing the Company Shares and the Warrants set forth in Section 1.a. hereof, against delivery of the Consideration by the Vendor described in Section 1.c. The Company Shares and the Warrants shall be registered in the Vendor's name.

     c. CONSIDERATION. As consideration for the Company Shares and the Warrants, the Vendor agrees to surrender to the Company on the Closing Date the after tax rental income for a five-year period commencing 1st day of December 2003 and ending 30th day of November 2008.


2. REPRESENTATIONS AND WARRANTIES OF THE VENDOR; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION

     The Vendor represents and warrants to, and covenants and agrees with, the Company as follows:

     a. The Vendor is: (i) experienced in making investments of the kind contemplated by this Agreement; (ii) able, by reason of the business and financial experience of its management, to protect its own interests in connection with the transactions contemplated by this Agreement; (iii) able to afford the entire loss of its investment in the Company Shares and the Warrants; and (iv) an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

     b. The Vendor is acquiring the Securities for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered under the Securities Act. The Vendor has not been organized for the purpose of investing in securities of the Company, although such investment is consistent with its purposes.

     c. All subsequent offers and sales of the Company Shares and the Warrants and the Common Stock issuable upon exercise of the Warrants by the Vendor shall be made pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from such registration.

     d. The Vendor understands that the Company Shares and the Warrants are being offered and sold to it in reliance upon exemptions from the registration requirements of the United States federal securities laws, and that the Company is relying upon the truth and accuracy of the Vendor's representations and warranties, and the Vendor's compliance with its agreements in order to determine the availability of such exemptions and the eligibility of the Vendor to acquire the Company Shares and the Warrants.

     e. The Vendor: (i) has been provided with information with respect to the business of the Company, including, without limitation, the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Quarterly Report") and Annual Report on Form 10-KSB for the period ended September 31, 2001 (the "Annual Report"); and (ii) has had access to management of the Company and the opportunity to ask questions of the management of the Company.

     f. The Vendor has the requisite corporate power and authority to enter into this Agreement, the registration rights agreement (the "Registration Rights Agreement"), dated as of the date hereof, between the Company and the Vendor, in the form to be agreed by the parties.

     g. This Agreement, the Registration Rights Agreement and the transactions contemplated hereby and thereby have been duly and validly authorized by the Vendor and such agreements, when executed and delivered by the other party thereto will each be a valid and binding agreement of the Vendor, enforceable against the Vendor in accordance with their respective terms, except to the extent that enforcement of such agreements may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity.

     h. The Vendor is the authorized owner of the Premises under the laws of The People's Republic of China and certified by Guangzhou Bureau of Real Estates and the certificates numbers are included in Schedule 2.

     i. The Vendor is the beneficial owner of the Closing Shares, and holds the Closing Shares in good title, free from any claim, lien, charge, or encumbrance.


3. REPRESENTATIONS OF THE COMPANY

                  The Company represents and warrants to the Vendor that, other than as set forth on the Company Schedules attached hereto:

     a. ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Each of the Company's subsidiaries, if any, is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation. Each of the Company and its subsidiaries, if any, is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries, taken as a whole. Schedule 3.a. lists all subsidiaries of the Company and, except as noted therein, all of the outstanding capital stock of all such subsidiaries is owned of record and beneficially by the Company. The Company and its subsidiaries have all requisite corporate power and authority, and hold all licenses, permits and other required authorizations from governmental authorities, necessary to conduct their business as it is now being conducted or proposed to be conducted and to own or lease their properties and assets as they are now owned or held under lease.

     b. CAPITALIZATION. On the date hereof, the authorized capital of the Company consists of 50,000,000 shares of Common Stock, par value US$0.001 per share and 10,000,000 preferred stock, par value US$0.001 per share. On the date hereof (assuming the condition in Section 5(a)(i) is completed), 10,970,497 shares of Common Stock are issued and outstanding and no shares of Preferred Stock are issued or outstanding. Additionally, 8,000,000 Warrants have been issued. Schedule 3.b. sets forth all of the options, warrants and convertible securities of the Company, and any other rights to acquire securities of the Company (collectively the "Derivative Securities") which are (i) outstanding on the date hereof; (ii) will be outstanding as of the Closing Date just before Closing; and (iii) will be outstanding immediately after the Closing, including in each case: (i) the name and class of such Derivative Securities; (ii) the issue date of such Derivative Securities; (iii) the number of shares of Common Stock or Preferred Stock of the Company into which such Derivative Securities are convertible as of the date hereof; (iv) the conversion or exercise price or prices of such Derivative Securities as of the date hereof; (v) the expiration date of any conversion or exercise rights held by the owners of such Derivative Securities; and (vi) any registration rights associated with such Derivative Securities. Schedule 3.b. also sets forth all registration rights associated with or covering the Common Stock or Preferred Stock. All outstanding securities of the Company are validly issued, fully paid and nonassessable. No stockholder of the Company is entitled to any preemptive rights with respect to the purchase of or sale of any securities by the Company. Except as contemplated herein, none of the shares of capital stock of the Company is reserved for any purpose, and the Company is neither subject to any obligation (contingent or otherwise), nor has any option, to repurchase or otherwise acquire or retire any shares of its capital stock. No antidilution adjustments with respect to the outstanding securities of the Company will be triggered by the issuance of the securities contemplated hereby.

     c. CONCERNING THE COMPANY SHARES AND THE WARRANTS. The Securities, when issued, will be duly and validly issued, fully paid and non-assessable, will be free and clear of any liens imposed by or through the Company, will not be subject to preemptive rights and will not subject the holder thereof to personal liability by reason of being such a holder. There are currently no preemptive rights of any stockholder of the Company, as such, to acquire any Security.

     d. REPORTING COMPANY STATUS. The Company's Common Stock is registered under
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company files reports with the Commission pursuant to Section 12 and/or 15(d) of the Exchange Act. The Company has complied in all material respects with the filing requirements under either Section 13(a) or 15(d) of the Exchange Act and the applicable rules and regulations of the Commission promulgated thereunder, except that some of the filings were filed late.

     e. AUTHORIZED SHARES. The Company has available and has reserved a sufficient number of authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Company Shares and the exercise of the Warrants. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of shares of Common Stock upon the exercise of the Warrants. The Company further acknowledges that its obligation to issue shares of Common Stock upon exercise of the Warrants is absolute and unconditional regardless of the dilutive effect such issuance may have on the ownership interest of other stockholders of the Company and notwithstanding the commencement any case under 11 U.S.C. 101 et seq. (the "Bankruptcy Code"). If the Company becomes a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. 362 in respect of the exercise of the Warrants. At the direction of the Vendor, the Company agrees, without cost or expense to the Vendor, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. 362.

     f. LEGALITY. The Company has the requisite corporate power and authority to enter into this Agreement and the Registration Rights Agreement and to issue and deliver the Warrants, Common Stock issuable upon the exercise of the Warrants and the Company Shares.

     g. Transaction Agreements. This Agreement, the Company Shares, the Warrants and the Registration Rights Agreement (collectively, the "Primary Documents") and the transactions contemplated hereby and thereby have been duly and validly authorized by the Company; the Primary Documents have been duly executed and delivered by the Company and are each the legal, valid and binding agreement of the Company, enforceable in accordance with their respective terms, except to the extent that enforcement of each agreement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity.

     h. NON-CONTRAVENTION. The execution and delivery of the Primary Documents, and the consummation by the Company of the transactions contemplated hereby and thereby, does not and will not (i) result in a violation of the Articles of Incorporation or By-laws of the Company or its subsidiaries, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (foreign or domestic and including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any material property or asset of the Company or any of its subsidiaries is bound or affected. Neither the filing of the registration statement required to be filed by the Company pursuant to the Registration Rights Agreement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied on or prior to the date hereof, for or relating to the registration of any shares of the Common Stock.

     i.  APPROVALS.  No  authorization,   approval  or  consent  of  any  court,
governmental body, regulatory agency, self-regulatory organization, stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the entry into or the performance of any Primary Document.

     j. SEC DOCUMENTS, FINANCIAL STATEMENTS. The Company has filed all reports, schedules, forms and statements required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (the "SEC Documents"). As of their respective dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents were prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries and results of their operations and cash flows for the periods covered thereby (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     k. UNDISCLOSED LIABILITIES. The Company has no material obligation or liability (whether accrued, absolute, contingent, unliquidated, or otherwise, whether due or to become due) arising out of transactions entered into at or prior to the Closing of this Agreement, or any action or inaction at or prior to the Closing of this Agreement, or any state of facts existing at or prior to the Closing of this Agreement, except (a) liabilities reflected on the latest balance sheet included in the SEC Documents (the "Company Balance Sheet"), (b) liabilities incurred in the ordinary course of business since the date of the Company Balance Sheet (none of which is a liability for breach of contract, breach of warranty, torts, infringements, claims or lawsuits), and (c) liabilities or obligations disclosed on Schedule 3.k. hereto.

     l. STABILIZATION AND MANIPULATION. Neither the Company, nor, to the knowledge of the Company, any of its affiliates or their respective agents, officers, directors or employees has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock.

     m. ABSENCE OF CERTAIN CHANGES. Except as disclosed to the Vendor and in the Company's public filings with the Commission, since June 30, 2002, there has been no material adverse change nor any material adverse development in the business, properties, operations, financial condition, prospects, outstanding securities, employee relations, customer relations or results of operations of the Company or its subsidiaries, taken as a whole (each, a "Material Adverse Effect").

     n. ENVIRONMENTAL. Except as disclosed in the SEC Documents, and except for instances of noncompliance with or exceptions to the following that could not have been, individually or in the aggregate, a Material Adverse Effect: (i) the Company and its subsidiaries are in full compliance with all environmental laws;
(ii) the Company is not aware of, nor has the Company received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the compliance or continued compliance of the Company and its subsidiaries with all environmental laws; (iii) the Company and its subsidiaries have obtained all permits, licenses, and authorizations that are required under applicable environmental laws, and all such permits, licenses, and authorizations are in good standing and the Company is in compliance with all of the terms and conditions thereof; and (iv) no hazardous materials exist on, about, or within or have been used, generated, stored, transported, disposed of on, or released from any of the properties of the Company or its subsidiaries, except in compliance with applicable environmental laws.

     o. TITLE TO PROPERTIES; LIENS AND ENCUMBRANCES. The Company and its subsidiaries have good and marketable title to all of their material properties and assets, both real and personal, and have good title to all their leasehold interests, in each case subject only to mortgages, pledges, liens, security interests, conditional sale agreements, encumbrances or charges (collectively, "Liens") created in the ordinary course of business.

     p. PROPRIETARY RIGHTS. The Company and its subsidiaries have sufficient title and ownership of all trademarks, service marks, trade names, internet domain names, copyrights, trade secrets, information, proprietary rights and processes necessary for the conduct of their business as now conducted and as proposed to be conducted, and, to the knowledge of the Company, such business does not conflict with or constitute an infringement on the rights of others.

     q. PERMITS. The Company and its subsidiaries have all franchises, permits, licenses and any similar authority necessary for the conduct of their business as now conducted, the lack of which could result in a Material Adverse Effect. The Company and its subsidiaries are not in default in any respect under any of such franchises, permits, licenses or similar authority.

     r. ABSENCE OF LITIGATION. Except as disclosed in the Company's public filings with the Commission, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries.

     s. NO DEFAULT. Each of the Company and its subsidiaries is not in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it or its property may be bound which default could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

     t. TRANSACTIONS WITH AFFILIATES. Except as disclosed in the Company's public filings with the Commission, there are no agreements, understandings or proposed transactions between the Company or any of its subsidiaries and any of their officers, directors or affiliates that, had they existed on June 30, 2002, would have been required to be disclosed in the Company's Annual Report or an amendment thereto.

     u. EMPLOYMENT MATTERS. The Company and its subsidiaries are in material compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company or any of its subsidiaries by any other governmental agency. There is no strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any of its subsidiaries. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any of its subsidiaries. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent.

     v. ERISA MATTERS. Except as set forth in the Company's public filings with the Commission, neither the Company nor any ERISA Affiliate of the Company (as defined below) maintains, administers, contributes to or is obligated to contribute to any employee pension benefit plan (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), including, without limitation, any multiemployer plan as defined in Section 3(37) of ERISA; employee welfare benefit plan (as defined in Section 3(1) of ERISA); or bonus, deferred compensation, stock purchase, stock option, severance plan, salary continuation, vacation, sick leave, fringe benefit, incentive, insurance, welfare or similar arrangement (all of the foregoing being hereafter referred to as a "Plan" and collectively as the "Plans") with respect to any of its employees. The Company (i) has materially complied with all of the provisions of each such Plan and all applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), (ii) has administered each such Plan (including the payment of benefits thereunder) in accordance with the material provisions of each such Plan and all applicable material provisions of ERISA and the Code, and (iii) no penalties under ERISA or any other applicable law or regulation are owed to any Plan participant, beneficiary and/or governmental authority with respect to the failure to file any reports or other information required under ERISA or any other applicable law or regulation or to distribute or make available any such reports or other information. The Company has timely made all required contributions to each such Plan. No such Plan is subject to Title IV of ERISA or has at any time been subject to Section 3(2) of ERISA or a "multiemployer plan" within the meaning of Section 3(37) of ERISA or Section 4001(a)(3) of ERISA. None of the Plans is under investigation or audit by either the United States Department of Labor or the Internal Revenue Service. For these purposes, "ERISA Affiliate" means all members of a controlled group of corporations and all trades and businesses (whether or not incorporated) under common control and all other entities which, together with the Company, are treated as a single employer under any or all of Section 414(b), (c), (m) or (o) of the Code on either the date of this Agreement or the Closing Date.

     w. INSURANCE. The Company and its subsidiaries maintain property and casualty, general liability, personal injury and other similar types of insurance that are reasonably adequate, consistent with industry standards and their historical claims experience. The Company and its subsidiaries have not received notice from, and have no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company or its subsidiaries) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy covering the Company or any of its subsidiaries presently in force.

     x. TAXES. All applicable tax returns required to be filed by the Company and each of its subsidiaries have been prepared and filed in compliance with all applicable laws and were true, correct and complete in all material respects when filed, or if not yet filed have been granted extensions of the filing dates which extensions have not expired, and all taxes, assessments, fees and other governmental charges upon the Company, its subsidiaries, or upon any of their respective properties, income or franchises, required to be paid by the Company or its subsidiaries have been paid, or adequate reserves therefor have been set up if any of such taxes are being contested in good faith; or if any of such tax returns have not been filed or if any such taxes have not been paid or so reserved for, the failure to so file or to pay would not in the aggregate have a Material Adverse Effect. All amounts required to be withheld by the Company or any of its subsidiaries from employees for income, social security and other payroll taxes have been collected and withheld and have either been paid to the appropriate agency, set aside in accounts for such purpose or accrued and reserved upon the books and records of the Company or the appropriate subsidiary. There were no tax liens on any of the Company's or its subsidiaries' assets that arose in connection with the failure, or alleged failure, to pay any taxes except for liens for taxes not yet due and payable. No taxing authority is asserting or threatening to assert against the Company or any of its subsidiaries any deficiency or claim for additional taxes and no tax return of Company or any of its subsidiaries is currently under audit by any tax authority. The provision for taxes on the Company Balance Sheet adequately reflects all tax liabilities in accordance with U.S. generally accepted accounting principles.

     y. FOREIGN CORRUPT PRACTICES ACT. Neither the Company, its subsidiaries nor any of their respective directors, officers or other agents has: (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to any political activity; (ii) made any direct or indirect unlawful payment of company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person.

     z. COMPLIANCE WITH LAW. To the best of their knowledge, the Company and its subsidiaries have complied in all material respects with all applicable statutes and regulations of the United States and of all states, municipalities and applicable agencies and foreign jurisdictions or bodies in respect of the conduct of its business and operations, and the failure, if any, by the Company or its subsidiaries to have fully complied with any such statute or regulation has not and will not result in a Material Adverse Effect.

     aa. INTERNAL CONTROLS. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     bb. INVESTMENT COMPANY ACT. The Company and its subsidiaries are not conducting, and will not conduct, their business in a manner which would cause any of them to become an "investment company," as defined in Section 3(a) of the Investment Company Act of 1940, as amended.

     cc. BROKERAGE FEES. The Company and its subsidiaries have not incurred any liability for any consulting fees or agent's commissions in connection with the exchange of the Company Shares or the Warrants with the Vendor and the transactions contemplated by this Agreement.

     dd. PRIVATE OFFERING. Subject to the accuracy of the Vendor's representations and warranties set forth in Section 2 hereof, the offer, sale and issuance of the Company Shares or the Warrants and the conversion and/or exercise of such securities into shares of Common Stock, each as contemplated by this Agreement, are exempt from the registration requirements of the Securities Act. The Company agrees that neither the Company nor anyone acting on its behalf will offer any of the Company Shares or the Warrants, or any similar securities, for issuance or sale, or solicit any offer to acquire any of the same from anyone so as to render the issuance and sale of such securities subject to the registration requirements of the Securities Act. The Company has not offered or sold the Company Shares or the Warrants by any form of general solicitation or general advertising, as such terms are used in Rule 502(c) under the Securities Act.

     ee. FULL DISCLOSURE. Neither this Agreement, the Primary Documents nor any of the schedules, exhibits, written statements, documents or certificates prepared or supplied by the Company with respect to the transactions contemplated hereby contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which made. Except as disclosed in the SEC Documents and except for matters affecting the industry of the Company as a whole, there exists no fact or circumstance which, to the knowledge of the Company upon due inquiry, could reasonably be anticipated to have a Material Adverse Effect or could adversely affect the ability of the Company to perform its obligations set forth in the Primary Documents.

     ff. MINUTE BOOKS. The Company's minute books, which have been previously made available to the Vendor, are in good order, complete, accurate, up-to-date, and with all necessary signatures, and set forth the Company's articles of incorporation and bylaws, as amended, and all meetings and actions taken by the directors and stockholders.

     gg. STOCK RECORDS. The Company's transfer agent for its Common Stock is Interwest Transfer Co., Inc. The stock transfer books and stock ledgers of the Company are in good order, complete, accurate, up-to-date, and with all necessary signatures, and set forth all stock and securities issued, transferred, and surrendered, including duplicate certificates. No transfer has been made without surrender of the proper certificate of the Company, duly endorsed, and the Company has cancelled and retained such certificates in its stock records.


4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS

     a. TRANSFER RESTRICTIONS. The Vendor acknowledges that, except as provided in the Registration Rights Agreement, (i) none of the Securities have been, or are being, registered under the Securities Act, and such securities may not be transferred unless (A) subsequently registered thereunder, or (B) they are transferred pursuant to an exemption from such registration; and (ii) any sale of the Securities made in reliance upon Rule 144 under the Securities Act may be made only in accordance with the terms of said Rule. The provisions of Section 4.a. and 4.b. hereof, together with the rights and obligations of the Vendor under the Primary Documents, shall be binding upon any subsequent transferees of the Securities.

     b. RESTRICTIVE LEGEND. The Vendor acknowledges and agrees that, until such time as the Securities shall have been registered under the Securities Act or the Vendor demonstrates to the reasonable satisfaction of the Company that such registration shall no longer be required, such Securities shall bear a restrictive legend in substantially the following form:

                  THESE SECURITIES (INCLUDING ANY UNDERLYING SECURITIES) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION SHALL NO LONGER BE REQUIRED.

     c. FILINGS. The Company undertakes and agrees that it will make all required filings in connection with the exchange of the Securities with the Vendor as required by United States laws and regulations, or by any domestic securities exchange or trading market, and if applicable, the filing of a notice on Form D (at such time and in such manner as required by the Rules and Regulations of the Commission), and to provide copies thereof to the Vendor promptly after such filing or filings.

     d. NASDAQ LISTING. Subject to compliance with NASDAQ listing rules and requirements, the Company shall use its best efforts to promptly secure the listing of the Common Stock upon a national securities exchange or automated quotation system, and shall include the Company Shares and the shares of Common Stock issuable upon the exercise of the Warrants upon the same exchange or system as soon as practicable. The Company further agrees and covenants that it will not seek to have the trading of its Common Stock on OTCBB or Nasdaq suspended or terminated, will use its best efforts to maintain its eligibility for trading on OTCBB or Nasdaq and, if such trading of its Common Stock is suspended or terminated, will use its best efforts to requalify its Common Stock or otherwise cause such trading to resume.

     e. REPORTING STATUS. The Company shall timely file all reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     f. STATE SECURITIES FILINGS. The Company shall from time to time promptly take such action as the Vendor may request to qualify the Securities for offering and sale under the securities laws (other than United States federal securities laws) of the jurisdictions in the United States as shall be so identified to the Company, and to comply with such laws so as to permit the continuance of sales therein.

     g. RESERVATION OF COMMON STOCK. The Company shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the exercise of the Warrants. The Company will use its best efforts at all times to maintain a number of shares of Common Stock so reserved for issuance that is sufficient to permit and the exercise in full of the Warrants at such time.

         h. RETURN OF WARRANTS ON EXERCISE. Upon any partial exercise by the Vendor of the Warrants, the Company shall issue and deliver to the Vendor within three (3) days of the date on which such Warrants are exercised a new Warrant or Warrants representing the number of adjusted shares of Common Stock covered thereby, in accordance with the terms thereof.

         i. REPLACEMENT WARRANTS. The Warrants will be exchangeable, at the option of the Vendor, at any time and from time to time at the office of the Company, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock as are purchasable under such Warrants. No service charge will be made for such transfer or exchange.


5.       TRANSFER AGENT INSTRUCTIONS AND CONVERSION MECHANICS

     a. The Company warrants that no instruction, other than the instructions referred to in this Section 5 hereof, prior to the registration and sale under the Securities Act of the Common Stock issuable upon exercise of the Warrants will be given by the Company to its transfer agent and that the shares of Common Stock issuable upon exercise of the Warrants shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement and applicable law. Nothing in this Section 6 shall affect in any way the Vendor's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Vendor provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Vendor of any of the Securities in accordance with Section 4(a) of this Agreement is not required under the Securities Act, the Company shall permit the transfer of the Securities and, in the case of the Common Stock, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such names and in such denominations as specified by the Vendor.

     b. The Vendor shall exercise the Warrants in the manner set forth in the Warrants. Each date on which Warrants are exercisable in accordance with the provisions thereof shall be deemed a "Conversion Date" with respect to such exercise. For purposes of this Agreement, any exercise of the Warrants shall be deemed to have been made immediately prior to the close of business on the Conversion Date.

     c. In lieu of delivering physical certificates representing the Common Stock issuable upon the exercise of the Warrants, provided the Company's transfer agent is participating in the Depositary Trust Company ("DTC") Fast Automated Securities Transfer program, on the written request of the Vendor, who shall have previously instructed the Vendor's prime broker to confirm such request to the Company's transfer agent, the Company shall cause its transfer agent to electronically transmit such Common Stock to the Vendor by crediting the account of the Vendor's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system no later than three (3) business days after the applicable Conversion Date relating to the Warrants (each such delivery date, a "Delivery Date").

         Nothing herein shall limit the Vendor's right to pursue actual damages for the Company's failure to so issue and deliver Common Stock to the Vendor. Furthermore, in addition to any other remedies which may be available to the Vendor, if the Company fails for any reason to effect delivery of such Common Stock within five (5) business days after the relevant Delivery Date, the Vendor will be entitled to revoke the relevant Notice of Conversion or Form of Election to Purchase by delivering a notice to such effect to the Company, whereupon the Company and the Vendor shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion or Form of Election to Purchase. For purposes of this Section 6, "business day" shall mean any day in which the financial markets of New York are officially open for the conduct of business therein.

6. CONDITIONS TO THE COMPANY'S OBLIGATION TO ISSUE THE COMPANY SHARES AND WARRANTS.

         The Vendor understands that the Company's obligation to issue the Company Shares and the Warrants on the Closing Date to the Vendor pursuant to this Agreement is conditioned upon the satisfaction or waiver by the Company of each of the following conditions:

     a. The accuracy on the Closing Date of the representations and warranties of the Vendor contained in this Agreement as if made on the Closing Date and the performance by the Vendor on or before the Closing Date of all covenants and agreements of the Vendor required to be performed on or before the Closing Date.

     b. The absence or inapplicability of any and all laws, rules or regulations prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

     c. The Vendor shall have executed this Agreement and the Registration Rights Agreement and delivered the same to the Company.

     d. The Vendor shall have  delivered the  Consideration  in accordance  with
Section 1.c. above.

     e. Each of Messrs. John Hui and William Tsang, or their respective management companies, will have entered into a three year employment or management agreement, as the case may be, with GBN, a British Virgin Islands corporation and after the Closing, a subsidiary of the Company.

7. CONDITIONS TO THE VENDOR'S OBLIGATION TO
                  PURCHASE THE COMPANY SHARES AND THE WARRANTS

         The Company understands that the Vendor's obligation to purchase the Company Shares and the Warrants on the Closing Date is conditioned upon the satisfaction or waiver by the Vendor of each of the following conditions:

     a. The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date, and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date.

     b. The Company shall have executed and delivered to the Vendor (i) the Registration Rights Agreement; (ii) the stock certificate representing the Company Shares; and (iii) the Warrants.

     c. On the Closing Date, the Vendor shall have received an opinion of counsel for the Company satisfactory to the Vendor at its sole discretion, dated the Closing Date.

     d. On the Closing Date, the Vendor shall have received a certificate executed by the President or the Chief Executive Officer of the Company and by the Chief Financial Officer of the Company, stating that all of the representations and warranties of the Company set forth in the Primary Documents are accurate as of the Closing Date and that the Company has performed all of its covenants and agreements required to be performed under the Primary Documents on or before the Closing Date.

     e. The Vendor shall have received an incumbency certificate, dated the Closing Date, for the officers of the Company executing this Agreement, the Company Shares, the Warrants, and any other documents or instruments delivered in connection with this Agreement at the Closing.

     f. The Vendor shall have received certificates of the Secretary of State of the State of Nevada, dated a recent date, to the effect that the Company is in good standing in the State of Nevada, and that all annual reports, if any, have been filed as required and that all taxes and fees have been paid in connection therewith.

     g. The Vendor shall have received a certified copy of the Articles of Incorporation and By-laws of the Company as filed with the Secretary of State of the State of Nevada and any amendments thereto through the Closing Date.

     h. The Vendor shall have received from the Company such other certificates and documents as it shall reasonably request, and all proceedings taken by the Company in connection with the Primary Documents contemplated by this Agreement, including resolutions adopted by its Board of Directors authorizing the actions to be taken by it contemplated by the Primary Documents.

     i. No injunction, order, investigation, claim, action or proceeding before any court or governmental body shall be pending or threatened wherein an unfavorable judgment, decree or order would restrain, impair or prevent the carrying out of this Agreement or any of the transactions contemplated hereby, declare unlawful the transactions contemplated by this Agreement or cause any such transaction to be rescinded.

     j. The Company shall have obtained in writing or made all consents, waivers, approvals, orders, permits, licenses and authorizations of, any registrations, declarations, notices to and filings and applications with, any governmental authority or any other person or entity (including, without limitation, security holders and creditors of the Company) required to be obtained or made in order to enable the Company to observe and comply with all its obligations under this Agreement and to consummate the transactions contemplated hereby.

     k. The Company shall have performed all acts described in Section 5 hereof.

     l. The Company agrees that it shall have a board of directors of no more than seven (7) members and the Vendor shall have the right to appoint up to four
(4) directors. If the Vendor's shareholding shall fall below 15% of the Company's total issued and outstanding share capital, then while the Vendor is holding below 15%, the Vendor shall have the right to appoint only one director. If the Vendor's shareholding shall fall below 5% of the Company's total issued and outstanding share capital, then, while the Vendor is holding below 5%, the Vendor will have no right to appoint any director. Without the written consent of the Vendor, the Company shall not change the size of its board of directors.


8. INDEMNIFICATION

                  A. INDEMNIFICATION OF VENDOR BY THE COMPANY.

                  The Company hereby agrees to indemnify and hold harmless the Vendor, its affiliates and their respective officers, directors, partners, shareholders, employees and members (collectively, the "Vendor Indemnitees"), from and against any and all losses, claims, damages, judgments, penalties, liabilities and deficiencies (collectively, "Losses"), and agrees to reimburse the Vendor Indemnitees for all out-of-pocket expenses (including the fees and expenses of legal counsel), in each case promptly as incurred by the Vendor Indemnitees and to the extent arising out of or in connection with:

                  1. any misrepresentation, omission of fact or breach of any of the Company's representations, warranties or covenants contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

                  2. any failure by the Company to perform any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement.

                  B. INDEMNIFICATION OF THE COMPANY BY THE VENDOR.

                  The Vendor hereby agrees to indemnify and hold harmless the Company, its affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all Losses, and agrees to reimburse the Company Indemnitees for all out-of-pocket expenses (including the fees and expenses of legal counsel), to the extent arising out of or in connection with;

                  1. any misrepresentation, omission of fact or breach of any of the Vendor's representations, warranties or covenants contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Vendor pursuant to this Agreement; or

                  2. any failure by the Vendor to perform any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Vendor pursuant to this Agreement.

                  C. THIRD PARTY CLAIMS.

                  Promptly after receipt by either party hereto seeking indemnification pursuant to this Section 9 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this
Section 9 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party and the Indemnifying Party reasonably shall have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld) settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

                  D. RIGHT TO INDEMNIFICATION NOT AFFECTED BY KNOWLEDGE.

                  The right to indemnification, payment for Losses or other remedy based on any representation, warranty, covenant or obligation of a party hereunder shall not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligation.

9.       EXPENSES

                  The Company covenants and agrees with the Vendor that the Company shall pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Vendor's counsel in connection with the issuance of the Securities (not to exceed US$10,000), payable on the Closing Date; (ii) all expenses in connection with registration or qualification of the Securities for offering and sale under state securities laws as provided in Section 4.f. hereof; and (iii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 10, including the fees and disbursements of the Company's counsel, accountants and other professional advisors, if any.

10.      SURVIVAL

                  The agreements, covenants, representations and warranties of the Company and the Vendor shall survive the execution and delivery of this Agreement and the delivery of the Securities hereunder until all of the Warrants are exercised in full and the Company has satisfied in full its obligations under the terms of the Registration Rights Agreement.

11. MISCELLANEOUS

     a. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of California.

     b. Arbitration. If a dispute arises out of or is related to this Agreement, or the breach thereof, and such dispute cannot be settled through negotiation, the dispute may be submitted to final and binding arbitration under the then current rules of the Hong Kong International Arbitration Centre in Hong Kong, China. The prevailing party in such arbitration shall be entitled to expenses, including costs and reasonable attorneys' and other professional fees, incurred in connection with the arbitration (but excluding any costs and fees associated with any prior negotiation or mediation). The decision of the arbitrator shall be final and non-appealable and may be enforced in any court of competent jurisdiction. The use of any alternative dispute resolution procedures will not be construed under the doctrine of laches, waiver or estoppel to adversely affect the rights of the parties.

     c. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be deemed an original.

     d. HEADINGS. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

     e. INTERPRETATION. This Agreement and each of the Primary Documents have been entered into freely by each of the parties, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its respective terms, without any construction in favor of or against either party.

     f. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or unenforceability of this Agreement in any other jurisdiction.

     g. SUCCESSORS. This Agreement shall inure to the benefit of, and be binding upon the successors and assigns of each of the parties hereto, including any transferees of the Company Shares and the Warrants.

     h. AMENDMENTS. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.

     i. MERGER. This Agreement, together with the other Primary Documents, supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     j. EQUITABLE RELIEF. The Company and the Vendor each recognize that if any party fails to perform, observe, or discharge any or all of its obligations under any Primary Document, any remedy at law may prove to be inadequate relief to the aggrieved party. The Company and the Vendor therefore agree that an aggrieved party under any Primary Document, if such party so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     k. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by five days advance written notice to each of the other parties hereto.

Company:                China World Trade Corporation
                           3-4/F Goldlion Digital Network Center
                           138 Tiyu Road East
                           Tianhe, Guangzhou 510620
                           The People's Republic of China

                           Attention: Mr. John Hui
                           Tel.: (8620) 3878 0168
                           Fax: (8620) 3878 1852


Vendor:           Mr. Chi Hung Tsang
                           Unit no. 1217
                           12/F The Metropolis Tower
                           No. 10 Metropolis Drive
                           Hunghom
                           Kowloon
                           Tel.: (852) 2787-2005
                           Fax: (852) 2787-0005
                           email: william@mail.ggcc21.com
                           cc. Heller, Ehrman, White & McAuliffe LLP 35th Floor, One Exchange Square 8 Connaught Place, Central Hong Kong Attention: Simon Luk, Esq. and Vincent Lai, Esq.
                           Tel.: (852)-2292-2000 Fax.: (852)-2292-2200

12.      NON-DISCLOSURE.

         The Vendor acknowledges that the Company is a publicly-listed company and, as such, is subject to strict regulation governing the disclosure of information relating to corporate transactions. Except as required by law, without the prior written consent of the Company, the Vendor will not directly or indirectly, make any public comment, statement or communication to any individual or entity with respect to, or otherwise disclose the existence of discussions regarding a possible transaction between the parties or any of the terms, conditions, or other aspects of this Agreement until such time as the transaction is completed, or any confidential information provided by the Company to the Vendor. Further, the Vendor acknowledges that they may not trade in the securities of the Company when they are in possession of material, non-public information and that they agree that they will not do so. Confidential Information shall include all non-public information provided by the Company to the Vendor, but shall not include information that (a) is now or subsequently becomes generally available to the public through no wrongful act or omission of the Vendor, (b) the Vendor can demonstrate to have had rightfully in their possession prior to disclosure to the Vendor by the Company, and (c) the Vendor rightfully obtain from a third party who has the right to transfer or disclose it.

                  IN WITNESS WHEREOF, Share Exchange Agreement has been duly executed by each of the undersigned.

                         CHINA WORLD TRADE CORPORATIOn

                         By  /s/ CHAOMING LUO
                         Name:  Chaoming Luo
                         Title:  Director



                         CHI HUNG TSANG


                         By  /s/TSANG CHI HUNG
                         Name: Tsang Chi Hung
                         Title:


                                   SCHEDULE 1
                           VALUTATION OF THE PREMISES

------------------------------------------------------------ ---------------------------------------------------------
                   Location of Premises                       Estimated Present Value of Rental for December 1, 2003
                                                                               to November 31, 2008
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
   21st floor to 23rd floor of Goldlion Digital Network                            US$1,824,178
 Center, 138 Tiyu Road East, Tianhe, Guangzhou 510620, The
                People's Republic of China
------------------------------------------------------------ ---------------------------------------------------------


                                   SCEHDULE 2
           CERTIFICATE NUMBER OF THE GUANGZHOU BUREAU OF REAL ESTATES

                                    C1253746
                                    C1253747
                                    C1253748
                                    C1253749
                                    C1253750
                                    C1253752
                                    C1253753
                                    C1253751
                                    C1253754
                                    C1253755
                                    C1253967
                                    C1253968
                                    C1253969
                                    C1253970
                                    C1253971
                                    C1253972
                                    C1253973
                                    C1253743
                                    C1253744
                                    C1253745
                                    C1253966
                                    C1253965
                                    C1253964
                                    C1253742
                                    C1253741
                                    C1253740
                                    C1253739
                                    C1253738
                                    C1253737
                                    C1253736